EXHIBIT 10.13
CERTIFICATE OF BORROWER
     In accordance with the defeasance provisions of that certain Fixed Rate Note [With Defeasance and Lockbox Provisions] dated as of June 12, 1998 (the “Loan Origination Date”) (the “Mortgage”) from CASA MUNRAS HOTEL PARTNERS, L.P., a California limited partnership (the “Borrower”) in favor of AMRESCO CAPITAL, L.P., a Delaware limited partnership (“Original Lender”), said Note secured by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 12, 1998 from Borrower to Original Lender (the “Note”), the undersigned hereby certifies on this 18th day of November, 2005 (the “Defeasance Closing Date”) on behalf of the Borrower as follows:
     1. Borrower is the current borrower under a mortgage loan (the “Loan”) made as of the Loan Origination Date with respect to that certain property (the “Property”) as more particularly described in the Mortgage. The Mortgage is recorded in the appropriate recording office in the county and state where the Property is located in order to create a lien against the Property in favor of Lender. Pursuant to the defeasance provisions of the Note, Borrower may obtain the release of the Property from the lien of the Mortgage upon the satisfaction of certain requirements specified therein, all of which have been satisfied or waived.
     2. Borrower has delivered to GMAC Commercial Mortgage Corporation, successor-in-interest to AMRESCO Services, L.P., as “Servicer” for U.S. Bank National Association, successor-in-interest to State Street Bank and Trust Company, as Trustee under the Pooling and Servicing Agreement, dated as of October 1, 1998, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-PS2 (in such capacity, the “Lender”) written notice of Borrower’s intent to defease the Loan by letter dated August 19, 2005 (the “Defeasance Notice”).
     3. Borrower has paid to Lender all accrued and unpaid interest on the principal balance of the Note, through and including November 1, 2005.
     4. Borrower has paid to the Servicer, on behalf of the Lender, all amounts that are due and payable under, and in accordance with, any Loan Documents on or prior to the Defeasance Closing Date.
     5. No Event of Default has occurred and is continuing as of the date of the Defeasance Notice, or as of the Defeasance Closing Date. No material liabilities exist under the exceptions to the exculpation provisions of the Loan Documents so as to make Borrower personally liable for any liabilities or obligations, or losses incurred by Lender, under the Loan Documents.
     6. Borrower has (a) delivered to Lender the funds required for Lender to purchase the U.S. Obligations identified on the schedule attached hereto as Exhibit A (the “Securities”), or (b) delivered to Lender the Securities. The Securities and any initial cash deposit delivered to the Lender on the date hereof, without reinvestment, are sufficient to provide all scheduled payments under the Note on each payment date after the Defeasance Closing Date, and a final payment on the Maturity Date (as defined in the Defeasance Security Agreement) assuming payment in full on the Maturity Date.

     7. The Defeasance Closing Date is more than three (3) years after first schedule payment date due under the Note. The lien on the Property is being released to facilitate the disposition or refinancing of the Property and not as part of a plan by Borrower to collateralize a REMIC offering with obligations that are not real estate mortgages.
     8. Based on the Accountant’s Report the U.S. Obligations purchased pursuant to the schedule attached as Exhibit A make up the Defeasance Collateral and are “Government Securities” within the meaning of Treasury Regulation Section 1.860G-2(A)(8)(i).
     9. The undersigned, signing on behalf of the Borrower, is authorized to execute this Certificate of Borrower (“Certificate”) on behalf of the Borrower.
     10. Borrower has delivered or caused to be delivered to Lender (and, in the case of subparagraphs (d) and (e) below, to each of Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. and Fitch, Inc.), if required by Lender (collectively, “Rating Agencies”):
     (a) A security agreement, in form and substance satisfactory to Lender, creating a valid first priority perfected lien on the Securities and containing provisions customary for a security agreement of such type (the “Defeasance Security Agreement”);
     (b) For execution by Lender, a release of lien or deed of reconveyance of the Property with respect to the Mortgage in a form appropriate for the jurisdiction in which the Property is located and in compliance with all applicable legal requirements;
     (c) This Certificate;
     (d) An opinion of counsel, stating among other things that (i) the Securities have been duly and validly pledged, assigned and delivered for the benefit of Lender, and (ii) the Lender has a valid first priority perfected security interest in the Securities and the proceeds thereof;
     (e) An opinion of counsel, subject to customary exceptions for such opinions, in form and substance satisfactory to Lender, stating among other things that the defeasance will not adversely affect the tax status of the REMIC trust or any other REMIC formed in connection with the “securitization” described in the Pooling and Servicing Agreement;
     (f) A certificate from an independent certified public accountant acceptable to Lender that certifies that the Securities will provide payments prior, but as close as possible, to all successive Payment Dates (beginning with the Payment Date following the Defeasance Date) upon which interest and principal payments are required under the Note (including the entire outstanding principal balance of the Loan on the Maturity Date) (the “Accountant’s Report”);
     (g) A defeasance account agreement of even date herewith, satisfactory to Lender, by and among Borrower, Lender, Servicer, and Wells Fargo Bank, N.A., in its capacities as custodian and securities intermediary, sufficient to perfect Lender’s security interest in the security entitlements to the Securities (the “Defeasance Account Agreement”); and
     (h) Such other certificates, documents or instruments as Lender has reasonably requested.
     11. True, correct and complete copies of (a) the Certificate of Limited Partnership of the Borrower, as amended to date and in effect on the date hereof, (b) the Limited Partnership Agreement of the Borrower, as amended to date and in effect on the date hereof, (c) a unanimous written consent of the Partners of the Borrower, authorizing and consenting to the defeasance of the Loan, which consent has not been revoked, modified, amended or rescinded and is still in full force and effect, and (d) a “Good Standing Certificate” of the Borrower issued by the Secretary of State of the State of California dated within thirty (30) days of the date hereof, are attached hereto as Exhibit B;
     12. True, correct and complete copies of (a) the Articles of Organization of Casa Munras GP, LLC, a California limited liability company, the General Partner of the Borrower (“General Partner”), as amended to date and in effect on the date hereof, (b) the Operating Agreement of General Partner, as amended to date and in effect on the date hereof, (c) a unanimous written consent of the Members of General Partner, authorizing and consenting to the defeasance of the Loan and the execution by General Partner of documents on behalf of the Borrower, which consent has not been revoked, modified, amended or rescinded and is still in full force and effect, and (d) a “Good Standing Certificate” of the General Partner issued by the Secretary of State of the State of California dated within thirty (30) days of the date hereof, are attached hereto as Exhibit C;
     All capitalized terms used in this Certificate and not otherwise defined herein shall have the meanings ascribed to them in the Note and the Defeasance Security Agreement.
     This Certificate is made for the benefit of and can be relied on by the Lender, its successors and/or assigns and any national statistical rating agency that assigns a rating to any securities issued in connection with the Loan. In addition, (a) Katten Muchin Rosenman LLP (in connection with any opinion that it is issuing in connection with the defeasance of the Loan) and (b) the Successor Borrower (as defined in the Defeasance Security Agreement) may rely upon this Certificate in connection with this defeasance transaction.

     IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed and delivered as of the day and year first above written.

Borrower:

CASA MUNRAS HOTEL PARTNERS, L.P., a California limited partnership

By:	Casa Munras GP, LLC, a California limited liability company, its general partner

	By:	/s/ JOHN F. ROTHMAN

John F. Rothman
Managing Member